Exhibit 10.2

SECOND AMENDMENT

TO

GUARANTEE AND COLLATERAL AGREEMENT

SECOND AMENDMENT, dated October 18, 2012 (this “Second Amendment”), to that certain Guarantee and Collateral Agreement, dated June 30, 2009 (as amended, the “Collateral Agreement”), among Hill International, Inc., as borrower (the “Borrower”) and as a grantor (“Grantor”), and each subsidiary of the Borrower becoming a party to the Collateral Agreement (each a “Grantor” and together with the Borrower, the “Grantors”), in favor of Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties (as defined in the Credit Agreement referenced below).

W I T N E S S E T H

WHEREAS, the Borrower and the Administrative Agent and the lenders party thereto (the “Lenders”) entered into that certain Credit Agreement, dated June 30, 2009 (as amended. the “Credit Agreement”) pursuant to which, among other things, the Lenders provided revolving loans, letters of credit and swing line loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Borrower and the other Grantors executed the Collateral Agreement pursuant to which, among other things, the Borrower and the other Grantors granted in favor of the Administrative Agent, for the benefit of the Secured Parties, a security interest in substantially all of their assets;

WHEREAS, the Borrower has requested that the Administrative Agent amend the Collateral Agreement as set forth herein, and the Administrative Agent is willing to do so, but only on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Terms defined in the Collateral Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Collateral Agreement. Terms defined and used in this Second Amendment shall have the meanings given to them in this Second Amendment.

ARTICLE II

AMENDMENT

Section 2.1 Amendments to Existing Definitions. Section 1.2 of the Collateral Agreement is hereby amended by modifying certain definitions contained therein as follows:

“Investment Property” is hereby deleted in its entirety and replaced with:

“Investment Property” means the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC (limited so that in no event shall any Grantor pledge hereunder (a) more than 65% of the total outstanding voting Equity Interests of any CFC or (b) any Equity Interests of non-wholly owned Domestic Subsidiaries whose Organization Documents (as defined in the Credit Agreement) prohibit such pledge) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and Pledged Equity.

“Pledged Equity” is hereby deleted in its entirety and replaced with:

“Pledged Equity” means the Equity Interests listed on Schedule 4, together with any other Equity Interests of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall any Grantor pledge hereunder (i) more than 65% of the total outstanding voting Equity Interests of any CFC or (ii) any Equity Interests of non-wholly owned Domestic Subsidiaries whose Organization Documents (as defined in the Credit Agreement) prohibit such pledge.

Section 2.2 Clause (d) of Section 4.6 is hereby deleted in its entirety and replaced with:

(d) Schedule 4 lists all Investment Property (other than Cash Equivalents (as defined in the Credit Agreement) to the extent that such Cash Equivalents constitute Investment Property) owned by such Grantor.

Section 2.3 Schedule 4 to the Collateral Agreement is hereby deleted in its entirety and replaced with the Schedule contained in Exhibit A hereto.

ARTICLE III

EFFECTIVE DATE

This Second Amendment shall become effective as of the date first written above (the “Second Amendment Effective Date”) upon the receipt by the Administrative Agent of counterparts of this Second Amendment duly executed and delivered by the Borrower, the other Grantors and the Administrative Agent.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Continuing Effect of the Collateral Agreement. The Borrower, the other Grantors and the Administrative Agent hereby acknowledge and agree that the Collateral Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby, and is hereby in all respects ratified and confirmed. Any terms or conditions contained in this Second Amendment shall control over any inconsistent terms or conditions in the Collateral Agreement.

Section 4.2 No Waiver. Nothing contained in this Second Amendment shall be construed or interpreted or is interpreted or intended as a waiver of or any limitation on any rights, powers, privileges or remedies that the Administrative Agent or the Lenders have or may have under the Collateral Agreement or applicable law on account of any Default or Event of Default or otherwise.

Section 4.3 Representations and Warranties. Borrower and the other Grantors hereby represent and warrant as of the date hereof that, after giving effect to this Second Amendment, all representations and warranties contained in the Collateral Agreement are true and correct in all material respects with the same effect as if made on and as of such date, except to the extent any of such representations and warranties relate to a specific date, in which case such representations and warranties shall be deemed true and correct on and as of such date.

Section 4.4 Reaffirmation of Covenants. Borrower and the other Grantors hereby expressly reaffirm each of the covenants made by them in the Collateral Agreement.

Section 4.5 Reference to and Effect on the Loan Documents. On and after the date hereof and the satisfaction of the conditions contained in Article III of this Second Amendment, each reference in the Collateral Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the “Collateral Agreement”, and each reference in the other Loan Documents to “the Collateral Documents”, “thereunder”, “thereof” or words of like import referring to the Collateral Agreement, shall mean and be a reference to the Collateral Agreement as amended hereby. For purposes of the Collateral Agreement, all of the agreements of the Borrower and the other Grantors contained in this Amendment shall be deemed to be, and shall be, agreements under the Collateral Agreement.

Section 4.6 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission or electronic mail) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission or electronic mail shall be effective for all purposes hereof.

Section 4.7 GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized agents as of the date first written above.

BORROWER:

HILL INTERNATIONAL, INC.

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	Chairman and Chief Executive Officer

OTHER GRANTORS:

BOYKEN INTERNATIONAL, INC.

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	Chairman

TRANSPORTATION CONSTRUCTION SERVICES, INC.

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	Chairman and Chief Executive Officer

TCM GROUP

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	Chairman and Chief Executive Officer

PCI GROUP, LLC

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	Chairman and Chief Executive Officer

TRS CONSULTANTS, INC.

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	Chairman

HILL INTERNATIONAL REAL ESTATE, LLC

By:	/s/ David L. Richter
Name:	David L. Richter
Title:	Chairman and Chief Executive Officer

HILL INTERNATIONAL DEVELOPMENT, INC.

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	Chairman and Chief Executive Officer

HILL INTERNATIONAL (PUERTO RICO), INC.

By:	/s/ Irvin E. Richter
Name:	Irvin E. Richter
Title:	President

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Charlene Wright-Jones
Name:	Charlene Wright-Jones
Title:	Vice President